UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2018

STAAR Surgical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11634	95-3797439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1911 Walker Ave., Monrovia, California		91016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code      626-303-7902

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders of the Company (the “Annual Meeting”) was held on June 14, 2018. 41,612,465 shares of common stock were outstanding on the record date for the Annual Meeting (April 16, 2018) and entitled to vote at the Annual Meeting. The voting was as follows:

1.	To elect five directors to serve for terms to expire in 2019 or until their successors have been elected and qualified.

	Number of Shares
	For	Withheld	Broker Non-Votes
Stephen Farrell	31,713,145	399,881	4,849,874
Caren Mason	31,714,274	398,752	4,849,874
John Moore	31,711,224	401,802	4,849,874
Louis Silverman	31,945,687	167,339	4,849,874
William Wall	31,942,637	170,389	4,849,874

2.	To approve the Amended and Restated STAAR Surgical Company Omnibus Equity Incentive Plan.

Number of Shares
For	Against	Abstain	Broker Non-Votes
24,963,510	7,038,291	111,225	4,849,874

3.	To adopt amendments to the Amended and Restated Certificate of Incorporation (the “COI”) to make certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes.

Number of Shares
For	Against	Abstain	Broker Non-Votes
31,976,217	25,068	111,741	4,849,874

4.	To adopt amendments to the Amended and Restated Bylaws (the “Bylaws”) to make certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes.

Number of Shares
For	Against	Abstain	Broker Non-Votes
31,974,692	24,468	113,866	4,849,874

5.	To adopt amendments to the COI to increase the minimum number of authorized directors from three to five.

Number of Shares
For	Against	Abstain	Broker Non-Votes
31,616,477	391,234	105,315	4,849,874

6.	To adopt amendments to the Bylaws to increase the minimum number of authorized directors from three to five.

Number of Shares
For	Against	Abstain	Broker Non-Votes
31,616,752	391,234	105,040	4,849,874

7.	To adopt amendments to the COI to reflect that directors may be removed with or without cause.

Number of Shares
For	Against	Abstain	Broker Non-Votes
31,964,949	22,531	125,546	4,849,874

8.	To adopt amendments to the Bylaws to reflect that directors may be removed with or without cause.

Number of Shares
For	Against	Abstain	Broker Non-Votes
31,963,299	24,531	125,196	4,849,874

9.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 28, 2018.

Number of Shares
For	Against	Abstain
36,808,243	142,858	11,799

10.	To hold an advisory vote to approve STAAR’s annual compensation program from non-employee directors.

Number of Shares
For	Against	Abstain	Broker Non-Votes
31,546,370	458,186	108,470	4,849,874

11.	To hold an advisory vote to approve STAAR’s compensation of its named executive officers.

Number of Shares
For	Against	Abstain	Broker Non-Votes
31,448,047	555,409	109,570	4,849,874

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2018	STAAR Surgical Company

	By:	/s/ Caren Mason
Caren Mason President and Chief Executive Officer